Note 23 - Return on Equity and Assets	12 Months Ended
Dec. 31, 2017
Notes to Financial Statements
Return on Equity and Assets [Text Block]
23.	RETURN ON EQUITY AND ASSETS

The ratio of net income to average shareholders
’ equity and average total assets and certain other ratios are as follows for periods ended
December 31:

(Dollars in thousands)	2017	2016	2015

Average total assets	$1,069,656	$757,052	$710,271

Average shareholders' equity	$110,966	$68,741	$64,655

Net income	$9,455	$6,416	$6,865

Net income available to common shareholders	$9,455	$6,416	$6,865

Cash dividends declared per share	$1.08	$1.08	$1.07

Return on average total assets	0.88%	0.85%	0.97%

Return on average shareholders' equity	8.52%	9.33%	10.62%

Dividend payout ratio (1)	35.52%	36.18%	31.36%

Average shareholders' equity to average assets	10.37%	9.08%	9.10%

(1) Cash dividends declared on common shares divided by net income available to common shareholders